UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2005

                                 ADE CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

   Massachusetts                          0-26714               04-2441829
   -------------                          -------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
 of incorporation)                      File Number)         Identification No.)

                                  80 Wilson Way
                          Westwood, Massachusetts 02090
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (781) 467-3500
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities
    Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On December 6, 2005, ADE Corporation issued a press release reporting its financial results for the three and six months ended October 31, 2005. The press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

     99.1  Press Release dated December 6, 2005 by ADE Corporation.


     This press release, which has been furnished solely for Item 2.02, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ADE CORPORATION





                                       By:  /s/ Brian C. James
                                            ------------------------------------
                                            Brian C. James
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer



Date:  December 6, 2005

                                 ADE CORPORATION
                                  EXHIBIT INDEX


  Exhibit
  Number          Description
-----------     ----------------

  99.1            Press Release dated December 6, 2005 by ADE Corporation.